UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (date of earliest event reported): November 6, 2025
BOXLIGHT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900
Duluth, Georgia 30097
(Address Of Principal Executive Offices) (Zip Code)
678-367-0809
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or formed address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 6, 2025, Boxlight Corporation, a Nevada corporation (the “Company”), issued a press release announcing its third quarter 2025 financial results.
A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, only if and to the extent that such subsequent filing specifically references such information.
Item 8.01 Other Events.
On November 6, 2025, we announced certain financial results as of and for the three months ended September 30, 2025, and as of and for the nine-month period then ended, including:
•Revenue was $29.3 million for the quarter ended September 30, 2025 and $82.6 million for the nine-month period then ended;
•Gross profit was $8.5 million for the quarter and $27.4 million for the nine-month period;
•Gross profit margin was 29.1% for the quarter and 33.1% for the nine-month period;
•Net loss was $6.2 million for the quarter and $14.1 million for the nine-month period;
•Cash and cash equivalents was $11.8 million at September 30, 2025; and
•Total debt was $36.7 million at September 30, 2025.
The financial data included in this Item 8.01 has been prepared by, and is the responsibility of, the Company’s management, and is filed herewith for the purpose of being incorporated by reference into the Company’s active registration statements filed under the Securities Act of 1933, as amended. Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the financial information presented above. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. The financial information above is based on currently available information and does not present all necessary information for an understanding of our financial condition as of September 30, 2025 or our results of operations for the three or nine months then ended. The information presented herein should not be considered as a substitute for the financial information the Company will file with the U.S. Securities and Exchange Commission in its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2025, which could vary from the information above.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

Dated:	November 6, 2025
By: /s/ Ryan Zeek
Name: Ryan Zeek
Title: Chief Financial Officer